Business Combinations - Schedule of Unaudited Proforma Consolidated Revenues and Net Loss (Details) - ViaFintech - USD ($) $ in Thousands		3 Months Ended		9 Months Ended
		Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Business Acquisition [Line Items]
Revenue		$ 365,988	$ 362,117	$ 1,115,203	$ 1,137,744
Net (loss) / income (1)	[1]	$ 978	$ (148,551)	$ (1,822,272)	$ (224,239)

[1]	The pro forma net income / (loss) for three and nine months ended September 30, 2022 was adjusted to exclude acquisition cost and include additional amortization and interest expense that would have been incurred assuming the intangible assets and associated debt had been recorded as of January 1, 2021. The pro forma net loss for the three and nine months ended September 30, 2021 was adjusted to include the acquisition-related costs and additional amortization and interest expense that would have been incurred assuming the intangible assets and debt had been recorded as of January 1, 2021.